UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2026

(Exact name of Registrant as specified in its charter)

Commission File Number: 001-36695

Maryland	38-3941859
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

214 West First Street, Oswego, NY 13126

(Address of Principal Executive Office) (Zip Code)

(315) 343-0057

(Issuer's Telephone Number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition

On January 29, 2026, Pathfinder Bancorp, Inc. (the “Company”) issued a press release and reported its financial results for the fourth quarter and year ended December 31, 2025. Subsequent to the January 29, 2026 earnings press release, the Company recorded an additional income tax benefit of $1.5 million for the quarter ended December 31, 2025. As a result, the income tax benefit for the fourth quarter of 2025 was revised to $3.0 million, and the income tax benefit for the year ended December 31, 2025 was revised to $2.2 million.

The Company previously reported a net loss of $7.0 million, or $(1.11) per diluted share, for the fourth quarter of 2025. After recording the additional income tax benefit, the net loss for the fourth quarter of 2025 has been revised to $5.6 million, or $(0.88) per diluted share. For the year ended December 31, 2025, the Company previously reported a net loss of $3.4 million, or $(0.54) per diluted share. After recording the additional income tax benefit, the net loss for the year ended December 31, 2025, has been revised to $1.9 million, or $(0.31) per diluted share.

The income tax adjustment reflects an updated analysis of the Company’s deferred tax assets as of December 31, 2025. Deferred tax asset balances are measured based on temporary differences between the financial statement carrying amounts and the tax basis of assets and liabilities. The adjustment to these balances resulted in an increase to the Company’s deferred tax assets and a corresponding increase in income tax benefit for the fourth quarter of 2025.

The $1.5 million adjustment for income tax benefit is non-cash in nature and does not affect the Company’s cash taxes payable or operational cash flows.

The corrected financial statements will be reflected in the Company’s forthcoming Annual Report on Form 10-K.

The information in Item 2.02 to this Form 8-K shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth in such filing.

Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATHFINDER BANCORP, INC.

Date:	February 27, 2026	By:	/s/ James A. Dowd
James A. Dowd
President and Chief Executive Officer